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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                              I.T. TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                                        98-0200077
   -------------------------                        -------------------------
    (State of incorporation                             (I.R.S. Employer
       or organization)                               Identification Number)



          34-36 Punt Road, Windsor 3181, Melbourne, Victoria, Australia
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                    (Address of principal executive offices)



       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:



  Title of each class                           Name of each exchange on which
  to be so registered                           each class is to be registered
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         None                                                None


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-30364


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                          Common Stock, $.001 par value
                                (Title of Class)





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Item 1.  Description of Registrant's Securities to Be Registered.
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     This Registration Statement relates to the Common Stock, $.001 par value, of I.T. Technology, Inc. ("Registrant"). A description of such common stock is contained under the heading "Description of Capital Stock" in the Prospectus that constitutes a part of the Form SB-2 Registration Statement filed with the Securities and Exchange Commission (Registration No. 333-30364), which Prospectus shall be deemed to be incorporated by reference into this Registration Statement.


Item 2.  Exhibits
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     1.1  Specimen Common Stock Certificate of Registrant (Incorporated by
          reference herein from Exhibit 4 to Form SB-2 Registration Statement No. 333-30364)

     2.1 Certificate of Incorporation of Registrant (Incorporated by reference herein from Exhibit 3.1 to Form SB-2 Registration Statement No. 333-30364).

     2.2  Bylaws of Registrant (Incorporated by reference herein from Exhibit
          3.2 to Form SB-2 Registration No. 333-30364).











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                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             I.T. TECHNOLOGY, INC.



Date: May 1, 2000                            By  /s/ LEVI MOCHKIN
                                                ------------------------------
                                                Levi Mochkin
                                                Chief Executive Officer








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